Prepaid expenses and other current assets	12 Months Ended
Dec. 31, 2022
Prepaid expenses and other current assets
Prepaid expenses and other current assets
5	Prepaid expenses and other current assets

Prepaid expenses and other current assets consist of the following:

	As of December 31,
	2021	2022
	US$	US$
Costs to obtain contracts with customers	—	1,457
Cost to collect tuition fee from third-party payment channel	—	302
Prepaid taxes	341	280
Deposit in third-party payment channel	380	278
Prepaid advertising expenses	—	172
Prepaid professional service fees	119	164
Prepaid rental and other deposits	226	138
Prepaid Directors & Officers insurance	128	120
Others*	1,333	598
Total	2,527	3,509

*The balance as of December 31, 2022 includes US$445 receivable from employees of China Mainland Business and the Group received US$445 from China Mainland Business to transfer the creditor’s rights with employees to China Mainland Business in March 2023.